Business Combination	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Business Combination
5.	Business Combination
On August 5, 2019, the Company acquired substantially all the assets of Sustain LLC, the category leader in natural sexual wellness products for women for purchase consideration of $1.1 million, consisting of $0.8 million cash and 140,421 shares of common stock. The acquisition of Sustain LLC was accounted for as a business combination. The Company acquired identifiable assets, consisting primarily of inventory, customer relationships and trademarks, with an aggregate fair value of $4.0 million and assumed liabilities of $0.2 million for identifiable net assets acquired of $3.8 million, which resulted in a bargain purchase price of $2.7 million, which was recognized as a gain within other expense (income), net for the year ended
December 31, 2019.